Archer Announces Fourth Quarter and Full Year 2022 Results After Significantly Expanding Its Partnership With Stellantis Earlier This Year, Archer Continues Its Momentum Towards Commercialization By Nearing Completion Of First Build of Midnight, Its Production Aircraft SANTA CLARA, CA, March 9, 2023 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the fourth quarter and fiscal year ended December 31, 2022. Archer will be conducting its earnings conference call at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today . You can access a live webcast on our investor relations website at investors.archer.com or the conference call by dialing 844-200-6205 (domestic) or +1 929-526-1599 (international) and entering the access code 066186. The Company has issued a shareholder letter discussing its fourth quarter and full year 2022 operating and financial results, as well as its first quarter 2023 estimates. The shareholder letter may be accessed on the Company’s investor relations website here . The Company’s recent key operating highlights include : ● Nearing completion of the final assembly of its first build of Midnight, the production aircraft it unveiled last November; ● Significantly expanded Company’s relationship with Stellantis with the companies joining forces to manufacture Midnight; and ● Ramping manufacturing and test capabilities across multiple facilities, including the recent announcement that Archer has now begun construction on its high volume manufacturing facility in Covington, GA. Commenting on fourth quarter results, Adam Goldstein, Archer’s CEO said: “The Archer team achieved significant milestones throughout 2022 across four key areas: technology, certification, manufacturing and commercial operations giving us tremendous momentum heading into 2023. Our focus continues to be on achieving the most efficient path to commercialization and we are aiming to complete the first build of our conforming Midnight aircraft later this year with piloted flight tests of this aircraft beginning in early 2024.”

Fourth Quarter and Fiscal Year 2022 Financial Results Q4 2022 (GAAP) Q4 2022 1 (Non-GAAP) FY 2022 (GAAP) FY 2022 1 (Non-GAAP) Total Operating Expenses $ 108.1M $ 76.8M $ 347.4M $ 227.5M Net Loss $ (95.4M) NA $ (317.3M) NA Adjusted EBITDA NA $ (76.0M) NA $ (224.4M) Cash, Cash Equivalents and Short-Term Investments $ 531.2M NA $ 531.2M NA 1. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of Selected GAAP To Non-GAAP Results for Q4 2022 and FY 2022.” First Quarter 2023 Financial Estimates Archer’s financial estimates for first quarter of 2023 are as follows: ● GAAP total operating expenses of $110 million to $120 million ● Non-GAAP total operating expenses of $75 million to $85 million ○ This reflects expected stock-based compensation, warrant expense and other one-time expenses of approximately $35 million We have not reconciled our non-GAAP total operating expense estimates because certain items that impact non-GAAP total operating expense are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2023 will have a significant impact on our future GAAP financials. Accordingly, a reconciliation of non-GAAP total operating expenses is not available without unreasonable effort.

About Archer Archer is designing and developing electric vertical takeoff and landing aircraft for use in urban air mobility networks. Archer’s mission is to unlock the skies, freeing everyone to reimagine how they move and spend time. Archer's team is based in Santa Clara, CA. To learn more, visit www.archer.com . For Investors investors@archer.com For Media Louise Bristow louise.bristow@archer.com Source: Archer Text: ArcherIR Forward Looking Statements This press release contains forward looking statements regarding our future business plans and expectations, including statements regarding our estimates for the first quarter of 2023, certification timelines and our timelines for the development of our Midnight aircraft. These forward looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q filed since then, and other documents filed by us from time to time with the SEC, available on the SEC website at www.sec.gov . In addition, please note that any forward looking statements contained herein are based on assumptions that we believe to be reasonable as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events.

Reconciliation of Selected GAAP To Non-GAAP Results for Q4 2022 and FY 2022 Reconciliation of Total Operating Expenses (in millions; unaudited): A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months and twelve months ended December 31, 2022 is set forth below. Three Months Ended December 31, 2022 Twelve Months Ended December 31, 2022 Total operating expenses $ (108.1) $ (347.4) Adjusted to exclude the following: FCA warrant expense (1) - 2.9 Other warrant expense (2) 4.8 10.8 Stock-based compensation (3) 26.5 102.8 One-time Co-CEO severance expense (4) 3.4 Non-GAAP total operating expenses $ (76.8) $ (227.5) (1) Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to FCA and FCA Italy in connection with certain services they are providing to the Company. (2) Other warrant expenses associated with the United warrant agreement (3) Amount includes stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. (4) One-time severance related expenses for former co-CEO. Reconciliation of Adjusted EBITDA (in millions; unaudited): A reconciliation of net loss to Adjusted EBITDA for the three months and twelve months ended December 31, 2022 is set forth below. Three Months Ended December 31, 2022 Twelve Months Ended December 31, 2022 Net loss $ (95.4) $ (317.3) Adjusted to exclude the following: Change in fair value of warrant liability (1) (8.5) (22.9) FCA warrant expense (2) - 2.9 Other warrant expense (3) 4.8 10.8 Depreciation and amortization expense 0.8 3.1 Stock-based compensation (4) 26.5 102.8 Interest income, net (0.7) (2.3) Accretion and amortization income of short-term investments (3.5) (4.9) One-time Co-CEO severance expense (5) - 3.4 Adjusted EBITDA $ (76.0) $ (224.4)

(1) Amount includes changes in fair value of the public and private warrants, which are classified as warrant liabilities. (2) Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to FCA and FCA Italy in connection with certain services they are providing to the Company. (3) Other warrant expenses associated with the United warrant agreement (4) Amount includes stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. (5) One-time severance related expenses for former co-CEO. Non-GAAP Financial Measures To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use a number of non-GAAP financial measures to help us in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. We consider the use of non-GAAP financial measures helpful in assessing our current financial performance, ongoing operations and prospects for the future as well as understanding financial and business trends relating to our financial condition and results of operations. While we use non-GAAP financial measures as a tool to enhance our understanding of certain aspects of our financial performance and to provide incremental insight into the underlying factors and trends affecting our performance, we do not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our financial and operational performance and enables investors to more fully understand trends in our current and future performance. In assessing our business during the fourth quarter and full year ended December 31, 2022, we excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense : We believe that providing non-GAAP measures excluding stock-based compensation expense, in addition to the GAAP measures, allows for better comparability of our financial results from period to period. We prepare and maintain our budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Further, companies use a variety of types of equity awards as well as a variety of methodologies, assumptions and estimates to determine stock-based compensation expense. We believe that excluding stock-based compensation expenses enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation on our operating results and to compare our results against the results of other companies.

Warrant Expense and Gains or Losses from Revaluation of Warrants : Expense from our common stock warrants issued to United Airlines, FCA US LLC (now known as Stellantis) and FCA Italy S.p.A. which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. Non-Recurring One-Time Expense: We excluded one-time non-recurring expense such as the severance related expense incurred to transition to a sole CEO operating structure. Each of the non-GAAP financial measures presented in this release should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP and are presented for supplemental informational purposes only. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, the non-GAAP measures we use may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information in the reconciliation included in this release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, we evaluate the non-GAAP financial measures together with the most directly comparable GAAP financial information. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures included in this release. ###